                                                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

Board of Directors
1st State Bank:


We consent to the use of our report included herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG LLP


Greensboro, North Carolina
February 2, 1999